SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                            FEDERAL TRUST CORPORATION
         ---------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


                   Florida                          59-2935028
         ---------------------------------------------------------------

  (State of incorporation or organization) (I.R.S. Employer Identification No.)


                 1211 Orange Avenue, Winter Park, Florida 32789
         ---------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

              Title of each class          Name of each exchange on which
              to be so registered          each class is to be registered

         ---------------------------------------------------------------
                        None                            None



         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ X ]

         Securities Act registration statement file number to which this form relates: 333-30883 (if applicable)

         Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock, Par Value $0.01 per share

         ---------------------------------------------------------------
                                (Title of Class)




                                Page 1 of 2 Pages

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Item 1.  Description of Registrant's Securities to be Registered.

         The Registrant hereby incorporates by reference the description of its common stock, par value $0.01 per share, contained under the heading "DESCRIPTION OF CAPITAL STOCK" in the Prospectus included in its Registration Statement on Form S-1, Registration No. 333-30883 ("Registration Statement") filed with the Commission on July 8, 1997. This Registration Statement shall be deemed to incorporate by reference the description of the Common Stock contained in any Prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933.

Item 2.  Exhibits

Exhibit No.                         Description

1. 1995 and 1996 Amended and Restated Articles of Incorporation and the 1995 Amended and Restated Bylaws of Registrant filed as Exhibits 3.1 and 3.2 to the Registration Statement, respectively are hereby incorporated by reference.

2.                  Specimen  Common Stock  Certificate  filed as Exhibit 4.0 to
                    the   Registration   Statement,   respectively   are  hereby
                    incorporated by reference.



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Registrant:            Federal Trust Corporation
                       ----------------------------------

Date:                  December 2, 1997
                       ----------------------------------

By :                   /s/ James V. Suskiewich
                       ----------------------------------
                       James V. Suskiewich
                       President/Chief Executive Officer



                                Page 2 of 2 Pages

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